SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 31, 2005

Date of Report (Date of Earliest Event Reported)

The Cronos Group

(Exact name of registrant as specified in its charter)

Luxembourg

(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)

5, rue Guillaume Kroll, L-1882 Luxembourg
(Address of principal executive offices) (Zip Code)

(352) 481 828 3961
(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 8.01. Other Events.

          Effective March 31, 2005, The Cronos Group (the “Company”) (Nasdaq: CRNS), a Luxembourg holding company, has (i) changed the address and phone number of its registered office in Luxembourg to 5, rue Guillaume Kroll, L-1882 Luxembourg, Tel. (352) 481 828 3961, and (ii) appointed Alter Domus, S.à.r.l. as its registered agent in Luxembourg.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP
By /s/ Elinor A. Wexler
Elinor A. Wexler
Date: March 31 , 2005	Assistant Secretary